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                                                                 Exhibit 23(a)
                                                                 -------------


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Electronic Data Systems Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG Peat Marwick LLP

Dallas, Texas
August 5, 1998